UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 15, 2016

The Medicines Company

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31191	04-3324394
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Sylvan Way Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 290-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On November 15, 2016, The Medicines Company (the “Company”) issued a press release providing an update on the ORION-1 phase 2 study of inclisiran, its PCSK9 synthesis inhibitor. The Company is also presenting data from the ORION-1 phase 2 study at a Late-Breaking Clinical Trials session at the American Heart Association’s Scientific Sessions 2016.  A copy of the press release issued by the Company on November 15, 2016, and a copy of the Company’s presentation made on November 15, 2016, are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 9.01.  Exhibits

(d)                                 Exhibits

99.1                        Press release dated November 15, 2016

99.2                        Presentation dated November 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEDICINES COMPANY

Date: November 15, 2016
	By:	/s/ Stephen M. Rodin
Stephen M. Rodin
Executive Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Press release dated November 15, 2016
99.2	Presentation dated November 15, 2016